Exhibit 99

BoAMS 2005-G v3

Banc of America Securities

Settle	07/28/2005
First Payment	08/25/2005

	0 CPB	5 CPB	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB	45 CPB	50 CPB
2A1	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF
Price	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354
Coupon	4.94682
Yield	4.890	4.876	4.860	4.841	4.821	4.798	4.771	4.742	4.709	4.671	4.629
WAL	4.905	4.318	3.796	3.334	2.933	2.580	2.268	1.994	1.754	1.545	1.360
Mod Durn	4.258	3.770	3.335	2.948	2.610	2.311	2.045	1.811	1.603	1.421	1.260
Principal Window	Aug05 - Jul10	Aug05 - Jul10	Aug05 - Jul10	Aug05 - Jul10	Aug05 - Jul10	Aug05 - Jul10	Aug05 - Jul10	Aug05 - Jul10	Aug05 - Jul10	Aug05 - Jul10	Aug05 - Jul10
3A1	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF
Price	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174
Coupon	5.18843
Yield	5.127	5.106	5.081	5.052	5.020	4.984	4.943	4.897	4.845	4.789	4.725
WAL	6.785	5.683	4.766	4.019	3.410	2.903	2.480	2.129	1.836	1.592	1.386
Mod Durn	5.578	4.729	4.016	3.428	2.944	2.536	2.192	1.903	1.659	1.453	1.276
Principal Window	Aug05 - Jul12	Aug05 - Jul12	Aug05 - Jul12	Aug05 - Jul12	Aug05 - Jul12	Aug05 - Jul12	Aug05 - Jul12	Aug05 - Jul12	Aug05 - Jul12	Aug05 - Jul12	Aug05 - Jul12
LIBOR_1YR	4.05	4.05	4.05	4.05	4.05	4.05	4.05	4.05	4.05	4.05	4.05

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation

Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

BoAMS 2005-G v3

Banc of America Securities

Settle	07/28/2005
First Payment	08/25/2005

	0 CPR	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR	45 CPR	50 CPR
2A1	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF
Price	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354	100.1354
Coupon	4.94682
Yield	5.666	5.515	5.369	5.240	5.127	5.026	4.937	4.859	4.789	4.724	4.663
WAL	20.201	11.892	7.762	5.534	4.193	3.309	2.689	2.237	1.891	1.620	1.400
Mod Durn	11.553	7.807	5.645	4.320	3.437	2.809	2.342	1.986	1.704	1.478	1.290
Principal Window	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - May34
3A1	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF	View CF
Price	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174	100.3174
Coupon	5.18843
Yield	5.637	5.497	5.368	5.258	5.163	5.079	5.004	4.935	4.868	4.801	4.732
WAL	20.169	11.860	7.733	5.510	4.173	3.293	2.677	2.226	1.883	1.614	1.395
Mod Durn	11.512	7.754	5.592	4.274	3.399	2.779	2.319	1.968	1.691	1.468	1.283
Principal Window	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jul35	Aug05 - Jun35	Aug05 - Oct32
LIBOR_1YR	4.05	4.05	4.05	4.05	4.05	4.05	4.05	4.05	4.05	4.05	4.05

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation

Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.